AXA PREMIER VIP TRUST

SUPPLEMENT DATED OCTOBER 1, 2009 TO THE PROSPECTUS DATED MAY 1, 2009, AS AMENDED

This Supplement updates certain information contained in the Prospectus dated May 1, 2009 of the AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding the Multimanager Health Care Portfolio (“Health Care Portfolio”) of the Trust.

*****

At a special meeting of shareholders of the Health Care Portfolio on September 10, 2009, shareholders voted to approve the Reorganization of the Health Care Portfolio into the Multimanager Aggressive Equity Portfolio, a separate investment portfolio of the Trust (the “Reorganization”). The Reorganization occurred on September 18, 2009. As a result of the Reorganization, all references to the Health Care Portfolio are hereby deleted.